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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                         -------------------------------



                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE

                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): AUGUST 28 , 1996



                                 JAVA CENTRALE, INC.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        California                34(0(23936))              68(0268780)
- --------------------------------------------------------------------------------
(STATE OF OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)



1610 Arden Way, Suite 145, Sacramento, California     95815
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)      (ZIP CODE)

Registrant's telephone number, including area code: (916) 568-2310


- --------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS,  IF CHANGED SINCE LAST REPORT.)

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 ITEM 5.  OTHER EVENTS

         The Board of Directors has approved an amendment to the Company's Bylaws, Article II , section 2, to require the annual meeting to be held within seven months after the fiscal year end.


         Exhibit 3.01 - Amended Article II, section 2 of the Bylaws



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                                      SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 JAVA CENTRALE, INC.
                           -------------------------------

                                     (Registrant)



Date:  August 28, 1996



                                  By:
                                     ------------------------------------------
                                     Steven J. Orlando
                                  Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)






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                                      SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 JAVA CENTRALE, INC.
                            -----------------------------
                                     (Registrant)



Date:  August 28, 1996



                                  By:      /s/ STEVEN J. ORLANDO
                                     ----------------------------------------
                                     Steven J. Orlando
                                  Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


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                                     Exhibit 3.01

Article II, Section 2 amendment:

    SECTION 2 . ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board. The date so designated shall be within seven (7) months after the end of the fiscal year of the Corporation and within fifteen (15) months after the last annual meeting. At such meeting, Directors shall be elected, and any other proper business within the power of the shareholders may be transacted.